UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 25, 2024

CARDLYTICS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38386		26-3039436
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)
675 Ponce de Leon Avenue NE, Suite 4100	Atlanta	Georgia	30308
(Address of principal executive offices, including zip code)
	(888)	798-5802
(Registrant's telephone, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	CDLX	The Nasdaq Stock Market LLC
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On January 25, 2024, Cardlytics, Inc. (the “Company”) and Shareholder Representative Services LLC (“SRS”) entered into a settlement agreement (the “Settlement Agreement”) resolving all disputes between the parties related to the Agreement and Plan of Merger dated as of April 12, 2021, as amended, by and among the Company, Bridg, Inc., Mr. T Merger Sub, Inc, and SRS (the “Merger Agreement”), including all disputes related to the First Anniversary Payment Amount and the Second Anniversary Payment Amount, which are the two earnout payments contemplated by the Merger Agreement.
Pursuant to the Settlement Agreement, the Company agreed to pay $25.0 million in cash and issue 3.6 million shares of Company common stock, par value $0.0001, to SRS. For the cash payment, the Company has agreed to pay SRS $20.0 million by January 30, 2024, $3.0 million by January 31, 2025, and $2.0 million by June 30, 2025. For the equity issuance, the Company has agreed to issue 3.6 million shares of the Company’s common stock by February 4, 2024.
The Settlement Agreement contains broad releases of the parties and their affiliates and representatives, including releases of all claims related to the Merger Agreement, the First Anniversary Payment Amount, and the Second Anniversary Payment Amount, as well as a customary covenant not to sue. The Settlement Agreement further requires the Company to dismiss its lawsuit against SRS in the Delaware Court of Chancery, captioned Cardlytics, Inc. v. Shareholder Representative Services LLC, C.A. No. 2023-0531-MAA, with prejudice.
The foregoing description of the Settlement Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Settlement Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.
ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On January 29, 2024, the Company issued a press release announcing the Company’s entry into the Settlement Agreement described above, as well as the Company’s preliminary and unaudited financial results for the fourth quarter of 2023. The Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information included in this Item 2.02 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d)    Exhibits

Exhibit	Exhibit Description
10.1	Settlement Agreement by and between the Company and Shareholder Representative Services LLC, dated as of January 25, 2024*
99.1	Press release dated January 29, 2024
* Pursuant to Item 601(a)(5) of Regulation S-K promulgated by the SEC, certain exhibits and schedules to the Settlement Agreement have been omitted. The Company hereby agrees to furnish supplementally to the SEC, upon its request, any or all of such omitted exhibits or schedules.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cardlytics, Inc.

Date:	January 29, 2024	By:	/s/ Alexis DeSieno
Alexis DeSieno
Chief Financial Officer (Principal Financial and Accounting Officer)